EXHIBIT 99.1

INFORMATICA CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2004			Three Months Ended December 31, 2004
	GAAP
	January 25, 2005	Restructuring		GAAP	Pro Forma
	Press Release	Adjustment	Actual	Actual	Adjustments*	Pro Forma
Revenues:
License	$27,707	$—	$27,707	$27,707	$—	$27,707
Service	32,339	—	32,339	32,339	—	32,339

Total revenues	60,046		60,046	60,046	—	60,046
Cost of revenues:
License	1,326	—	1,326	1,326	—	1,326
Service	10,201	—	10,201	10,201	(12)	10,189
Amortization of acquired technology	582	—	582	582	(582)	—

Total cost of revenues	12,109	—	12,109	12,109	(594)	11,515

Gross profit	47,937	—	47,937	47,937	594	48,531
Operating expenses:
Research and development	11,757	—	11,757	11,757	(183)	11,574
Sales and marketing	27,184	—	27,184	27,184	(55)	27,129
General and administrative	5,139	—	5,139	5,139	(2)	5,137
Amortization of intangible assets	47	—	47	47	(47)	—
Restructuring charge	110,024	(7,061)	102,963	102,963	(102,963)	—

Total operating expenses	154,151	(7,061)	147,090	147,090	(103,250)	43,840

Income (loss) from operations	(106,214)	7,061	(99,153)	(99,153)	103,844	4,691
Interest income and other, net	1,262	—	1,262	1,262	—	1,262

Income (loss) before income taxes	(104,952)	7,061	(97,891)	(97,891)	103,844	5,953
Income tax provision	798	—	798	798	—	798

Net income (loss)	$(105,750)	$7,061	$(98,689)	$(98,689)	$103,844	$5,155

Net income (loss) per share:
Basic	$(1.22)		$(1.14)	$(1.14)		$0.06

Diluted	$(1.22)		$(1.14)	$(1.14)		$0.06

Weighted shares used to compute net income (loss) per share:
Basic	86,565		86,565	86,565		86,565

Diluted	86,565		86,565	86,565		88,834

* The following table summarizes the pro forma adjustments for the period presented:

	Three Months Ended December 31, 2004
	January 25, 2005	Restructuring
	Press Release	Adjustment	Actual
Net income (loss), GAAP:	$(105,750)	$7,061	$(98,689)
Amortization of acquired technology	582	—	582
Amortization of intangible assets	47	—	47
Amortization of stock-based compensation	252		252
Restructuring charge	110,024	(7,061)	102,963

Net income, pro forma:	$5,155	$—	$5,155

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Year Ended December 31, 2004			Year Ended December 31, 2004
	GAAP
	January 25, 2005	Restructuring		GAAP	Pro Forma
	Press Release	Adjustment	Actual	Actual	Adjustments*	Pro Forma
Revenues:
License	$97,941	$—	$97,941	$97,941	$—	$97,941
Service	121,740	—	121,740	121,740	—	121,740

Total revenues	219,681	—	219,681	219,681		219,681
Cost of revenues:
License	3,778	—	3,778	3,778	—	3,778
Service	40,346	—	40,346	40,346	(48)	40,298
Amortization of acquired technology	2,322	—	2,322	2,322	(2,322)	—

Total cost of revenues	46,446	—	46,446	46,446	(2,370)	44,076

Gross profit	173,235	—	173,235	173,235	2,370	175,605
Operating expenses:
Research and development	51,322	—	51,322	51,322	(2,216)	49,106
Sales and marketing	94,900	—	94,900	94,900	(803)	94,097
General and administrative	20,755	—	20,755	20,755	78	20,833
Amortization of intangible assets	197	—	197	197	(197)	—
Restructuring charge	119,697	(7,061)	112,636	112,636	(112,636)	—

Total operating expenses	286,871	(7,061)	279,810	279,810	(115,774)	164,036

Income (loss) from operations	(113,636)	7,061	(106,575)	(106,575)	118,144	11,569
Interest income and other, net	3,391	—	3,391	3,391	—	3,391

Income (loss) before income taxes	(110,245)	7,061	(103,184)	(103,184)	118,144	14,960
Income tax provision	1,220	—	1,220	1,220	—	1,220

Net income (loss)	$(111,465)	$7,061	$(104,404)	$(104,404)	$118,144	$13,740

Net income (loss) per share:
Basic	$(1.30)		$(1.22)	$(1.22)		$0.16

Diluted	$(1.30)		$(1.22)	$(1.22)		$0.16

Weighted shares used to compute net income (loss) per share:
Basic	85,812		85,812	85,812		85,812

Diluted	85,812		85,812	85,812		88,583

     * The following table summarizes the pro forma adjustments for the period presented:

	Year Ended December 31, 2004
	January 25, 2005	Restructuring
	Press Release	Adjustment	Actual
Net income (loss), GAAP:	$(111,465)	$7,061	$(104,404)
Amortization of acquired technology	2,322	—	2,322
Amortization of intangible assets	197	—	197
Amortization of stock-based compensation	2,989	—	2,989
Restructuring charge	119,697	(7,061)	112,636

Net income, pro forma:	$13,740	$—	$13,740

INFORMATICA CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2004
	January 25, 2005	Restructuring
	Press Release	Adjustments		Actual
ASSETS
Current assets:
Cash and cash equivalents	$88,941	$		$88,941
Short-term investments	152,160			152,160
Accounts receivable, net	42,535			42,535
Prepaid expenses and other current assets	7,837			7,837

Total current assets	291,473		—	291,473
Property and equipment, net	20,206		(143)	20,063
Restricted cash	12,166			12,166
Goodwill and intangible assets, net	85,125			85,125
Other assets	941			941

Total assets	$409,911		$(143)	$409,768

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other current liabilities	$41,880	$		$41,880
Deferred revenue	62,443			62,443
Accrued restructuring charges	20,641		(561)	20,080
Accrued merger costs	209			209

Total current liabilities	125,173		(561)	124,612
Accrued restructuring charges, less current portion	95,814		(6,643)	89,171
Accrued merger costs, less current portion	263			263
Stockholders’ equity	188,661		7,061	195,722

Total liabilities and stockholders’ equity	$409,911		$(143)	$409,768

INFORMATICA CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Year Ended December 31, 2004
	January 25, 2005	Restructuring
	Press Release	Adjustment	Actual
Operating activities
Net income (loss)	$(111,465)	$7,061	$(104,404)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	9,229		9,229
Provision for doubtful accounts and accounts receivable reserve	5		5
Stock-based compensation	3,358		3,358
Amortization of acquired technology and other intangible assets	2,519		2,519
Non-cash restructuring charge	21,413	143	21,556
Investment impairment charge(1)	—		500
Other	32		32
Changes in operating assets and liabilities:
Accounts receivable	(8,165)		(8,165)
Prepaid expenses and other current assets	(2,540)		(2,540)
Other assets(1)	164		(336)
Accounts payable and other current liabilities	(4,190)		(4,190)
Accrued restructuring charges	101,288	(7,204)	94,084
Accrued merger costs	(247)		(247)
Deferred revenue	11,131		11,131

Net cash provided by operating activities	22,532	—	22,532
Investing activities
Purchases of property and equipment, net	(12,515)		(12,515)
Purchases of investments	(217,849)		(217,849)
Sales and maturities of investments	205,782		205,782
Acquisitions, net of cash acquired	—		—

Net cash used in investing activities	(24,582)	—	(24,582)
Financing activities
Proceeds from issuance of common stock	13,298		13,298
Repurchase and retirement of common stock	(6,118)		(6,118)

Net cash provided by financing activities	7,180	—	7,180

Effect of foreign currency translation	908		908
Increase (decrease) in cash and cash equivalents	6,038		6,038
Cash and cash equivalents at beginning of period	82,903		82,903

Cash and cash equivalents at end of period	$88,941	$—	$88,941

(1) The investment impairment charge was reported as a change in other assets in the January 25, 2004 Press Release.

     Pro forma operating results set forth in the financial statements above exclude charges related to an adjustment to the 2001 facilities restructuring charge, the 2004 restructuring charge, purchased in-process research and development, and the amortization of acquired technology, intangible assets and stock-based compensation. A reconciliation of pro forma operating results and GAAP results are included in the financial statements above.

     To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, Informatica uses pro forma measures of net income and net income per share. These measures are adjusted to exclude certain charges and expenses discussed above and in the attached supplemental consolidated statements of operations, which the company believes are appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the company’s underlying operational results, trends and marketplace performance. Informatica believes that the inclusion of these pro forma financial measures provides consistency and comparability with its historical reports of financial results, as well as comparability to similar companies in the company’s industry, many of which present similar pro forma financial measures to investors. In addition, these pro forma results are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles in the United States.